SUMMARY PROSPECTUS

FRANKLIN MUTUAL EUROPEAN FUND

Franklin Mutual Series Funds
May 1, 2022 as amended March 1, 2023

Class A	Class C	Class R	Class R6	Class Z
TEMIX	TEURX	FMURX	FMEUX	MEURX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information, reports to shareholders and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN/342-5236 or by sending an e-mail request to prospectus@franklintempleton.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2022, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

FRANKLIN MUTUAL EUROPEAN FUND
SUMMARY PROSPECTUS

The Board of Trustees recently approved certain changes to the Franklin Mutual European Fund (the “Fund”) to become effective on or about May 1, 2023. Among other things, the changes include: (1) changing the name of the Fund to the “Franklin Mutual International Value Fund;” (2) changing the Fund’s investment policy from investing, under normal market conditions, at least 80% of the Fund’s net assets in securities of European companies to investing, under normal market conditions, at least 80% of the Fund’s net assets in securities of issuers outside the United States, along with related changes to the Fund’s investment strategies; (3) changing the Fund’s primary benchmark from the MSCI Europe Value Local Index to the MSCI EAFE Value Index; (4) reducing the Fund’s investment management fee rate from a maximum of 0.875% of the value of the Fund’s net assets to a maximum of 0.800% of the value of the Fund’s net assets; and (5) establishing a cap on total operating expenses of 0.95% (not including Rule 12b-1 fees, acquired fund fees and expenses, dividend expense and security borrowing fees for securities sold short and certain non-routine expenses). Also, effective on or about May 1, 2023, Timothy Rankin will be added as a portfolio manager of the Fund.

The Fund reserves the right to change the above at any time.

Investment Goal

Capital appreciation, which may occasionally be short term. The secondary goal is income.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $50,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 137 in the Fund's Prospectus and under “Buying and Selling Shares” on page 81 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in Appendix A – "Intermediary Sales Charge Discounts and Waivers" to the Fund’s prospectus.

Please note that the tables and examples below do not reflect any transaction fees that may be charged by financial intermediaries, or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class R6 or Class Z shares.

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Shareholder Fees

(fees paid directly from your investment)

	Class A		Class C	Class R	Class R6	Class Z
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.50%		None	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None	[1]	1.00%	None	None	None

1.

There is a 1% contingent deferred sales charge that applies to investments of $1 Million or more (see "Investment of $1 Million or More" under "Choosing a Share Class") and purchases by certain retirement plans without an initial sales charge on shares sold within 18 months of purchase.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R	Class R6	Class Z
Management fees	0.88%	0.88%	0.88%	0.88%	0.88%
Distribution and service (12b-1) fees	0.25%	1.00%	0.50%	None	None
Other expenses[1]	0.19%	0.19%	0.19%	0.14%	0.19%
Total annual Fund operating expenses[1]	1.32%	2.07%	1.57%	1.02%	1.07%
Fee waiver and/or expense reimbursement[1]	None	None	None	-0.03%	None
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1]	1.32%	2.07%	1.57%	0.99%	1.07%

1. The transfer agent has contractually agreed to cap transfer agency fees for Class R6 shares for the Fund so that transfer agency fees for that class do not exceed 0.02% until April 30, 2023. During this term, this fee waiver and expense reimbursement agreement may not be terminated or amended without approval of the board of trustees except to add series and classes, to reflect the extension of termination dates or to lower the the cap on Fund’s fees and expenses (which would result in lower fees for shareholders).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other  mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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	1 Year	3 Years	5 Years	10 Years
Class A	$677	$946	$1,235	$2,055
Class C	$310	$649	$1,114	$2,209
Class R	$160	$496	$856	$1,868
Class R6	$101	$322	$561	$1,246
Class Z	$109	$340	$589	$1,304
If you do not sell your shares:
Class C	$210	$649	$1,114	$2,209

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 32.03% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in securities of European companies that the investment manager believes are available at market prices less than their value based on certain recognized or objective criteria (fundamental value). Following this value-oriented strategy, the Fund invests primarily in undervalued equity securities (securities trading at a discount to fundamental value). The equity securities in which the Fund invests are primarily common stock. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies.

The Fund normally invests in securities from at least five different countries, although, from time to time, it may invest all of its assets in a single country. The Fund may invest in securities of issuers from emerging markets. The Fund also may invest up to 20% of its total assets in securities of U.S. issuers and in securities of issuers from the Middle East and the remaining regions of the world.

The Fund is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest. However, the Fund currently invests the equity portion of its portfolio primarily to predominantly in mid- and large cap companies, with the remaining portion of its equity portfolio in smaller companies.

The Fund regularly attempts to hedge (protect) against currency risks, largely using currency forward contracts and currency futures contracts (including currency index

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futures contracts) when, in the investment manager’s opinion, it would be advantageous to the Fund to do so. The Fund may also, from time to time, attempt to hedge against market risk using a variety of derivatives.

Portfolio Selection

The investment manager employs a research driven, fundamental value strategy for the Fund. Investments are generally selected based on the investment manager's own analysis of the security's fundamental value, including for equity securities, an analysis of cash flow potential, long-term earnings, multiples of earnings, book value, and fundamental analysis, including environmental, social and governance (ESG) considerations. The investment manager examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

The current global outbreak of the novel strain of coronavirus, COVID-19, has resulted in market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in global travel restrictions and disruptions of healthcare systems, business operations and supply chains, layoffs, reduced consumer demand, defaults and credit ratings downgrades, and other significant economic impacts. The effects of COVID-19 have impacted global economic activity across many industries and may heighten other pre-existing political, social and economic risks, locally or globally. The full impact of the COVID-19 pandemic is unpredictable and may adversely affect the Fund’s performance.

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Value Style Investing  A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur or do not have the anticipated effect.

Foreign Securities (non-U.S.)  Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

Regional Focus Because the Fund may invest at least a significant portion of its assets in companies in a specific region, including Europe, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of investments held by the Fund. Current uncertainty concerning the economic consequences of the January 31, 2020 departure of the United Kingdom from the European Union (EU) and Russia’s military invasion of Ukraine in February 2022 may increase market volatility.

Merger Arbitrage Securities and Distressed Companies A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Fund invests in merger arbitrage securities may not be completed on the terms or within the time frame contemplated, which may result in losses to the Fund. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default and are generally more likely to become worthless than the securities of more financially stable companies.

Small and Mid Capitalization Companies   Securities issued by small and mid capitalization companies may be more volatile in price than those of larger companies and may involve additional risks. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of

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management and funds for growth and development, and limited or less developed product lines and markets. In addition, small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Derivative Instruments The performance of derivative instruments depends largely on the performance of an underlying currency, security, interest rate or index, and such derivatives often have risks similar to the underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund’s initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the investment manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not realize the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the investment manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the investment manager did not use such derivatives at all. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security, interest rate, index or other risk being hedged. Derivatives also may present the risk that the other party to the transaction will fail to perform. There is also the risk, especially under extreme market conditions, that a derivative, which usually would operate as a hedge, provides no hedging benefits at all.

Liquidity From time to time, the trading market for a particular security or type of security or other investments in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities or other investments when necessary to meet the Fund’s liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. Reduced liquidity will also generally lower the value of such securities or other investments. Market prices for such securities or other investments may be relatively volatile.

LIBOR Transition The Fund invests in financial instruments that may have floating or variable rate calculations for payment obligations or financing terms based on

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the London Interbank Offered Rate (LIBOR), which is the benchmark interest rate at which major global banks lend to one another in the international interbank market for short-term loans. It was originally anticipated that LIBOR would be discontinued by the end of 2021 and would cease to be published after that time. Although many LIBOR rates were phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition to an alternative rate. The impact of the discontinuation of LIBOR and the transition to an alternative rate on the Fund's portfolio remains uncertain. There can be no guarantee that financial instruments that transition to an alternative reference rate will retain the same value or liquidity as they would otherwise have had.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Cybersecurity Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, cause the Fund, the investment manager and/or their service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The investment manager has limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the Fund or investment manager. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

Because technology is frequently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund's ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the fund, the investment manager and their service providers are subject to the risk of cyber incidents occurring from time to time.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to

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year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800)DIAL BEN/342-5236.

The secondary index in the table below shows how the Fund's performance compares to a group of securities that also reflects the Fund's investment strategies.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Class A Annual Total Returns

Best Quarter:	2020, Q2	17.65%
Worst Quarter:	2020, Q1	-32.56%

As of March 31, 2022, the Fund’s year-to-date return was -3.95%.

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Average Annual Total Returns

(figures reflect sales charges)

For periods ended December 31, 2021

	1 Year	5 Years	10 Years	Since Inception
Franklin Mutual European Fund - Class A
Return before taxes	9.84%	4.12%	5.96%	—
Return after taxes on distributions	8.98%	3.66%	4.95%	—
Return after taxes on distributions and sale of Fund shares	6.45%	3.30%	4.78%	—
Franklin Mutual European Fund - Class C	14.32%	4.52%	5.78%	—
Franklin Mutual European Fund - Class R	15.96%	5.05%	6.31%	—
Franklin Mutual European Fund - Class R6	16.56%	5.70%	—	5.28%	[1]
Franklin Mutual European Fund - Class Z	16.49%	5.57%	6.84%	—
MSCI Europe Value Local Index-NR (index reflects no deduction for fees, expenses or taxes but is net of dividend tax withholding)	19.00%	3.92%	6.99%	—
MSCI Europe Value Index-NR (index reflects no deduction for fees, expenses or taxes but is net of dividend tax withholding)	13.22%	5.52%	5.54%	—

1.	Since inception May 1, 2013.

No one index is representative of the Fund's portfolio.

The figures in the average annual total returns table above reflect the Class A shares maximum front-end sales charge of 5.50%. Prior to September 10, 2018, Class A shares were subject to a maximum front-end sales charge of 5.75%. If the prior maximum front-end sales charge of 5.75% was reflected, performance for Class A shares in the average annual total returns table would be lower.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Investment Manager

Franklin Mutual Advisers, LLC (Franklin Mutual)

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Portfolio Managers

Katrina Dudley, CFA
Senior Vice President of Franklin Mutual and portfolio manager of the Fund since 2007.

Mandana Hormozi
Portfolio Manager of Franklin Mutual and portfolio manager of the Fund since 2018.

Todd Ostrow
Portfolio Manager of Franklin Mutual and portfolio manager of the Fund since 2019.

Effective May 1, 2023, the following is added to the prospectus:

Timothy Rankin, CFA
Senior Vice President of Franklin Mutual and portfolio manager of the Fund since May 2023.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 33030, St. Petersburg, FL 33733-8030) or by telephone at (800) 632-2301. For Class A, C and R, the minimum initial purchase for most accounts is $1,000 (or $25 under an automatic investment plan). Class R6 and Class Z are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under "Your Account — Choosing a Share Class — Qualified Investors — Class R6" and "— Class Z" in the Fund's prospectus. There is no minimum investment for subsequent purchases.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-advantaged account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other

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intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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Franklin Distributors, LLC One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Franklin Mutual European Fund

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